                   SECOND AMENDMENT TO REVOLVING NOTE



Dayton, Ohio                                      _____________, 1995



The undersigned, WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership ("Borrower"), executed and delivered a Revolving Note to PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association ("Lender"), dated June 13, 1994 in the original principal amount of $1,100,000.00, which note was amended by an Amendment to Revolving Note dated March 31, 1995 (the "Note").

     1. By this Second Amendment to Revolving Note, the second paragraph of the Note is amended effective as of July 1, 1995 by deleting "0.50% above the Prime Rate" from the first sentence thereof and inserting "one percent (1.0%) plus the Prime Rate" in its place.

     2. Except as expressly modified hereby, all of the terms and conditions of the Note remain in full force and effect.

     3. Borrower hereby authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after the Note, as modified hereby, becomes due, and waive the issuance and service of process, enter appearance and confess a judgment against Borrower, in favor of the holder of the Note, for the amount then appearing due, and/or for the sale of all or any part of the property securing the payment of the Note, and thereupon to release all errors and waive all rights of appeal and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced by the Note remains unpaid, notwithstanding any judicial determination of the amount due, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment. Borrower hereby expressly (i) waives a conflict of interest of an attorney retained by the Bank to confess judgment against the Borrower upon the Note, as modified hereby, and (ii) consents to the receipt by the attorney retained by the Bank of a legal fee from the Bank for legal services rendered for confessing judgment against the Borrower upon the Note, as modified hereby. A copy of the Note, as modified hereby, certified by the Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                       WHITEFORD FOODS VENTURE, L.P.,
                                       a Texas limited partnership

                                          By:  G/W FOODS, INC.,
                                               a Texas corporation,
                                               as general partner

                                               By: ____________________________
                                               Print Name: ____________________
                                               Title: _________________________

                                       ACCEPTED:

                                       PNC BANK, OHIO, NATIONAL ASSOCIATION,
                                       a national banking association

                                       By: ______________________________
                                           Timothy E. Reilly
                                           Vice President

STATE OF OHIO      )
                   ) SS:
COUNTY OF DARKE    )

     The foregoing instrument was acknowledged before me this 11 day of July, 1995 by Albert D. Greenaway, President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.

                                           /s/ Sharon K. Henry
                                           ------------------------------
                                           Notary Public

                        SECOND AMENDMENT TO REVOLVING NOTE


Dayton, Ohio                                      _____________, 1995


     The undersigned, WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership ("Borrower"), executed and delivered a Revolving Note to THE FIFTH THIRD BANK OF WESTERN OHIO, N.A., a national banking association ("Lender"), dated June 13, 1994 in the original principal amount of $900,000.00, which note was amended by an Amendment to Revolving Note dated March 31, 1995 (the "Note").

     1. By this Second Amendment to Revolving Note, the second paragraph of the Note is amended effective as of July 1, 1995 by deleting "0.50% above the Prime Rate" from the first sentence thereof and inserting "one percent (1.0%)" in its place.

     2. Except as expressly modified hereby, all of the terms and conditions of the Note remain in full force and effect.

     3. Borrower hereby authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after the Note, as modified hereby, becomes due, and waive the issuance and service of process, enter appearance and confess a judgment against Borrower, in favor of the holder of the Note, for the amount then appearing due, and/or for the sale of all or any part of the property securing the payment of the Note, and thereupon to release all errors and waive all rights of appeal and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced by the Note remains unpaid, notwithstanding any judicial determination of the amount due, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment. Borrower hereby expressly (i) waives a conflict of interest of an attorney retained by the Bank to confess judgment against the Borrower upon the Note, as modified hereby, and (ii) consents to the receipt by the attorney retained by the Bank of a legal fee from the Bank for legal services rendered for confessing judgment against the Borrower upon the Note, as modified hereby. A copy of the Note, as modified hereby, certified by the Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                     WHITEFORD FOODS VENTURE, L.P.,
                                     a Texas limited partnership

                                        By:  G/W FOODS, INC.,
                                             a Texas corporation,
                                             as general partner

                                             By: ____________________________
                                             Print Name: ____________________
                                             Title: _________________________

                                     ACCEPTED:

                                     THE FIFTH THIRD BANK OF WESTERN OHIO, N.A.
                                     a national banking association

                                             By: ____________________________
                                             Print Name: ____________________
                                             Title: _________________________


STATE OF OHIO      )
                   )   SS:
COUNTY OF DARKE    )

     The foregoing instrument was acknowledged before me this 11 day of July, 1995 by Albert D. Greenaway, President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.

                                           /s/ Sharon K. Henry
                                           -------------------------------
                                           Notary Public

                                       2